EXHIBIT 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 29, 2009, between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY NATIONAL BANK, a national banking association (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Credit Agreement dated December 18, 2008, that certain Second Amendment to Credit Agreement dated February 13, 2009, and as further amended, restated, or supplemented, the “Credit Agreement”).

B.           Borrower and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Amendments to Credit Agreement.

(a)    The Recitals to the Credit Agreement are deleted and are replaced with the following:

A.    Borrower has requested that Lender extend credit to it in the form of a revolving credit facility in the maximum principal amount of up to $2,000,000 to be used for working capital and general corporate purposes.

B.    Borrower has requested that Lender extend credit in the form of a single advance term loan to purchase a new Super Mohawk 21 remote operated vehicle.

C.    Borrower has requested that Lender extend credit in the form of a single advance term loan in the principal amount of up to $2,100,000 to be used to acquire the Properties.

D.    Lender has agreed to extend to Borrower the requested credit on the terms and conditions set out in this Agreement:

(b)    Section 1.1 of the Credit Agreement is amended to delete the defined terms “Notes” and “Term Facility” in their entirety and replace them with the following:

“Notes means the Term Note, the Revolving Note, and the RE Term Note.”

“Term Facility is defined in Section 2.1(a).”

(c)    Section 1.1 of the Credit Agreement is further amended to add the following new defined terms in the appropriate alphabetical order:

“RE Term Facility is defined in Section 2.1(b).

RE Term Loan Closing Date means May 29, 2009.

RE Term Loan Committed Amount means $2,100,000.

RE Term Loan Maturity Date means the earlier of (a) May 29, 2014, and (b) the acceleration of maturity of RE Term Loan in accordance with Section 12 of this Agreement.

RE Term Note means a promissory note substantially in the form of Exhibit A-3, executed by Borrower and made payable to Lender in the original principal amount of the RE Term Loan Committed Amount, together with all renewals, extensions, modifications, amendments, supplements, restatements and replacements of, or substitutions for, each such promissory note.

RE Term Principal Amount means, when determined, the outstanding principal balance of the RE Term Note.”

(d)    Section 2.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.1           Term Facility and RE Term Facility.

(a)           Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in an amount equal to the Term Committed Amount in a single Loan on the Term Loan Closing Date which, when paid or prepaid, may not be reborrowed (the “Term Facility”).

(b)           Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in an amount equal to the RE Term Loan Committed Amount in a single Loan on the RE Term Loan Closing Date which, when paid or prepaid, may not be reborrowed (“RE Term Facility”).”

(e)    Section 2.3(a) of the Credit Agreement is amended to delete the first sentence thereof in its entirety and to replace it with the following:

“Subject to compliance with Section 5, Borrower may request a Loan under the Revolving Credit Facility, the Term Facility, or the RE Term Facility by submitting a Loan Request to Lender.”

(f)    Section 2.5(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)           Subject to Section 2.5(b), Borrower may voluntarily pay or prepay all or any part of the Revolving Principal Amount, the Term Principal Amount, or the RE Term Principal Amount, without premium or penalty, at any time, and while no Cash Management Agreement is in place, subject to the following conditions:

(i)   Lender must receive Borrower’s written or telephonic prepayment notice by 10:00 a.m. on the prepayment date;

(ii)   Borrower’s prepayment notice shall (A) specify the prepayment date, (B) specify the amount of the Loan to be prepaid, and (C) indicate whether the RE Term Principal Amount, the Revolving Principal Amount, or the Term Principal Amount is to be repaid;

(iii)   each partial prepayment must be in a minimum amount of not less than (A) $100,000 or a greater integral multiple of $10,000 or (B) if less than the minimum amount, the outstanding balance of the RE Term Principal Amount, the Revolving Principal Amount, or the Term Principal Amount, as applicable;

(iv)   all accrued and unpaid interest on the portion of the RE Term Principal Amount, the Revolving Principal Amount, or the Term Principal Amount prepaid must also be paid in full on the prepayment date;

(v)   each partial prepayment of the RE Term Facility shall be applied to the scheduled principal payments in the inverse order of their maturity; and

(vi)   each partial prepayment of the Term Facility shall be applied to the scheduled principal payments in the inverse order of their maturity.”

(g)    Section 2.5(e) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(e)           On the date such amounts are received by, or for the account of, Borrower, the following amounts shall be paid to Lender in the form received with any endorsement or assignment and shall be applied first, to the RE Term Principal Amount, and second, to the Term Principal Amount, in each case in accordance with this Section 2.5:  (i) 100% of the Net Proceeds from the issuance of any Subordinated Debt; and (ii) 100% of the Net Proceeds from the Disposition of any asset not permitted by Section 9.9.  The non-cash portion of all Net Proceeds Lender is entitled to receive under this Section 2.5, shall be pledged to Lender concurrently with the applicable Disposition.”

(h)    Section 2.5(f) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(f)           Unless otherwise specified in this Agreement, prepayments under this Section 2.5 shall be applied (i) first, to the prepayment of the outstanding RE Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RE Term Principal Amount is paid in full, and (ii) second, to the prepayment of the outstanding Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the Term Principal Amount is paid in full.”

(i)    The Credit Agreement is further amended to add the following new Section 2.5(h) in the appropriate alphanumerical order:

“(h)           If the RE Term Principal Amount ever exceeds the RE Term Loan Committed Amount, then Borrower shall promptly prepay the RE Term Principal Amount in an amount equal to the excess, together with all accrued and unpaid interest on the principal amount prepaid.”

(j)    Section 3.1(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)           The Loan under the Term Facility shall be evidenced by the Term Note.  The Loans under the Revolving Credit Facility shall be evidenced by the Revolving Note.  The Loans under the RE Term Facility shall be evidenced by the RE Term Note.”

(k)    Section 3.2 of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.2           Term Facility and RE Term Facility.

(a)    Payments of principal and accrued and unpaid interest on the Loan made under the Term Facility in the amount of $35,246.35 are due and payable monthly in arrears beginning on the first day of February 1, 2009, and continuing on the first day of each month thereafter.

(b)    All outstanding principal and all accrued and unpaid interest in respect of the Term Facility is due and payable on the Term Maturity Date.

(c)    Payments of principal and accrued and unpaid interest on the RE Term Facility in the amount of $18,293.25 are due and payable monthly in arrears beginning on the first day of June 1, 2009, and continuing on the first day of each month thereafter.

(d)    All outstanding principal and all accrued and unpaid interest in respect of the RE Term Facility is due and payable on the RE Term Loan Maturity Date.”

(l)    Section 3.5 of the Credit Agreement is amended to renumber subsection (c) thereof as a new subsection (d), and to add the following new subsection (c) in the appropriate alphabetical order:

“(c)           The RE Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 6.50% and (ii) the Maximum Rate.”

(m)    Section 7.13 of the Credit Agreement is amended to add the following new subsection (d) in the appropriate alphabetical order:

“(d)           Borrower will use the proceeds of the RE Term Facility to finance Borrower’s acquisition of the Properties.”

(n)    Section 8.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d)           Any Eminent Domain Proceeds arising from the Properties or Insurance Proceeds arising from losses incurred by Borrower shall be applied (i) first, to the RE Term Facility, (ii) second, to the Term Facility, (iii) third, to the Revolving Credit Facility, and (iv) fourth, to Cash Collateralize LC Exposure, with the excess, if any, payable to Borrower.”

2.    Exhibits and Schedules.

(a)    The list of Schedules and Exhibits set out on page iv of the Credit Agreement is deleted and is replaced with the list of Schedules and Exhibits attached to this Amendment as Annex A.

(b)    Schedule 7.16 to the Credit Agreement is hereby deleted and is replaced with the updated Schedule 7.16 attached to this Amendment as Annex B.

(c)    Exhibit A-3, attached to this Amendment as Annex C, is added to the Credit Agreement in the appropriate alphanumerical order.

3.    Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

(a)    this Amendment executed by Borrower and Lender;

(b)    Guarantors’ Consent and Agreement;

(c)    RE Term Note executed by Borrower and payable to Lender in the original face amount of $2,100,000;

(d)    Officer’s Certificate from Borrower certifying as to incumbency of officers, specimen signatures, no changes to its articles of incorporation and bylaws since the date of the Certificate delivered in connection with the closing of the Credit Agreement, and resolutions adopted by its Board of Directors authorizing its execution of this Amendment and the other documents required in connection herewith;

(e)    Evidence that Borrower has paid not less than $500,000 toward the purchase price of the Properties;

(f)    Deed conveying good and marketable title to the Properties into Borrower;

(g)    Phase I environmental assessment regarding the Properties, in form and substance acceptable to Lender;

(h)    Flood determination regarding the Properties;

(i)    Certificate of Liability Insurance acceptable to Lender, naming Lender as an additional insured;

(j)    Certificate of Property Insurance acceptable to Lender, naming Lender as a loss payee;

(k)    Deed of Trust, Security Agreement and UCC Financing Statement for Fixture Filing, creating a lien on the Properties in favor of Gary M. Olander, as trustee for the benefit of Lender;

(l)    Second Amendment to Security Agreement, executed by Borrower and Lender;

(m)    Borrower shall have paid, and Lender shall have received, a closing fee in the amount of $10,500; and

(n)    such other documents and items as Lender may reasonably request.

4.    Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

5.    Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

6.    Miscellaneous.

(a)    No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)    Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)    Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)    Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:      /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

LENDER:

WHITNEY NATIONAL BANK,
a national banking association

By:      /s/ Paul W. Cole
Paul W. Cole
Vice President

GUARANTORS’ CONSENT AND AGREEMENT
TO
THIRD AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:      /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the foregoing companies

ANNEX A

Schedules and Exhibits

SCHEDULE 1.1
SCHEDULE 1.2
SCHEDULE 3.2
SCHEDULE 5
SCHEDULE 7.2
SCHEDULE 7.5
SCHEDULE 7.12
SCHEDULE 7.14
SCHEDULE 7.16
SCHEDULE 9.13

EXHIBIT A-1
EXHIBIT A-2
EXHIBIT A-3
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G

Parties, Addresses, and Wiring Information
Existing Debt and Liens
Amortization Schedule
Conditions Precedent
Subsidiaries
Litigation
Place of Business
Transactions with Affiliates
Material Agreements
Subordinated Debt that May be Prepaid

Term Note
Revolving Note
RE Term Note
Guaranty (Corporate Guarantors)
Loan Request
Borrowing Base and No Default Certificate
Compliance Certificate
Security Agreement
Pledge Agreement

ANNEX B

SCHEDULE 7.16

Material Agreements

1.           Subordinated Debenture with Charter Capital Holdings, LP for $500,000.00 with interest at six percent (6%) per annum payable on March 31, 2011.

2.           Lease Agreement with A-K-S-L 49 Beltway 8, L.P. for office space located at 8827 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77040.

Annex B to Third Amendment to Credit Agreement

ANNEX C

EXHIBIT A-3

REAL ESTATE TERM NOTE

$ __________	Houston, Texas May [___], 2009

FOR VALUE RECEIVED, DEEP DOWN, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of WHITNEY NATIONAL BANK, a national banking association (“Lender”), on or before the RE Term Loan Maturity Date, the principal amount of $________ or so much thereof as may then be outstanding under this note, together with interest, as described below.

This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated November 11, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of December 18, 2008, that certain Second Amendment to Credit Agreement dated as of February 13, 2009, that certain Third Amendment to Credit Agreement dated as of the date hereof, and as further amended, supplemented or restated, the “Credit Agreement”), between Borrower and Lender, and is the “RE Term Note” referred to in the Credit Agreement.  Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement.  Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note.  This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.8 of the Credit Agreement for usury savings provisions.

the rights and obligations of the parties hereto shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings.  this note, the credit agreement and the other written loan documents executed by the borrower and the lender (or by the borrower for the benefit of the lender) represent the final agreement between the borrower and the lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties.  there are no unwritten oral agreements between the parties.

This note must be construed — and its performance enforced — under Texas law.

Annex C to Third Amendment to Credit Agreement

EXECUTED as of the date first written above.

BORROWER: DEEP DOWN, INC., a Nevada corporation

Date	By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

Annex C to Third Amendment to Credit Agreement